iShares®

iShares Trust

Supplement dated December 27, 2017

to the Statement of Additional Information (the “SAI”)

dated December 1, 2017,

for the iShares MSCI China A ETF (CNYA) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for the Fund.

The last paragraph under “Acceptance of Orders for Creation Units” section of the SAI on page 63, including the table showing the Business Days in calendar year 2017 on which the Fund anticipates exercising its right to reject any creation orders for shares, is hereby deleted and replaced with the following:

The Business Days in calendar year 2018 on which the Fund anticipates exercising its right to reject any creation orders for shares are as follows:

2018

January 2	May 2	October 3
January 16	May 22	October 4
February 15	May 29	October 5
February 16	June 18	October 8
February 20	July 2	October 9
February 21	July 5	October 17
April 2	September 4	November 12
April 5	September 24	November 13
April 6	September 25	November 23
April 30	October 1	December 26
May 1	October 2

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.	IS-A-CNYASAI-122917

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